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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 31, 2005 (October 28, 2005)
Date of Report (Date of earliest event reported)

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
________________	_____________________________	____________________
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street Danville, Virginia 24541 (Address of principal executive offices)

(434) 792-7511 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

	ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On October 28, 2005, Alliance One International, Inc. (“Alliance One”) entered into an amendment to the Credit Agreement, dated May 13, 2005 (the “Credit Agreement”), governing its senior secured credit facility.  A copy of the amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The amendment revises the Event of Default section of the Credit Agreement to make clear that fines imposed on Alliance One and its Subsidiaries by the European Commission in connection with the previously reported competition investigation in will not be deemed a Default or Event of Default thereunder.

	ITEM 8.01	OTHER EVENTS

Also on October 28, 2005, Alliance One issued the press release attached as Exhibit 99.1, which is incorporated herein by reference, in connection with the execution of the amendment to the Credit Agreement.

This filing contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.  These statements are based on current expectations of future events.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Alliance One’s expectations and projections.  Risks and uncertainties with respect to Alliance One’s results of operations include changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, political instability in sourcing locations, currency and interest rate fluctuations, shifts in the global supply and demand position for leaf tobacco products, and the impact of regulation and litigation on Alliance One’s customers.  A further list and description of these risks, uncertainties and other factors can be found in the Company’s Annual Report for the year period ended March 31, 2005, and other filings with the Securities and Exchange Commission.

	ITEM 9.01	Financial Statements and Exhibits

( c )	Exhibits

	Exhibit No.	Description

10.1

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 28, 2005, by and among ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., DIMON INTERNATIONAL AG, the several banks and other financial institutions from time to time party hereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders.

	99.1	Press Release dated October 28, 2005.

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2005	Alliance One International, Inc.
Registrant

By: /s/ James A. Cooley
______________________________________________
Executive Vice President - Chief Financial Officer

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Alliance One International, Inc. and Subsidiaries

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

10.1

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 28, 2005, by and among ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., DIMON INTERNATIONAL AG, the several banks and other financial institutions from time to time party hereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders.

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99.1	Press Release, dated October 28, 2005	11

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